Item 19(b)
Exhibit to Form N-CSR
Section 906 Certification

Registrant Name:  Northwestern Mutual Series Fund, Inc.
File Number:  811-3990

Registrant CIK Number:  0000742212

            Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Paul A. Mikelson, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 13, 2024                                              /s/ Paul A. Mikelson
                                                                        Paul A. Mikelson, President

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Item 19(b)
Exhibit to Form N-CSR
Section 906 Certification

Registrant Name:  Northwestern Mutual Series Fund, Inc.
File Number:  811-3990

Registrant CIK Number:  0000742212

            Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Matthew P. Sullivan, certify that to my knowledge, the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2024 included in this Form N-CSR filing (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 13, 2024                                              /s/ Matthew P. Sullivan
                                                                        Matthew P. Sullivan, Vice President,
                                                                        Chief Financial Officer and
                                                                        Treasurer

A signed original of this written statement required by Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.